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EXHIBIT 21

                     SUBSIDIARIES OF THE FINISH LINE, INC.

Subsidiary               State of Incorporation          Percentage of Ownership
----------               ----------------------          -----------------------

Spike's Holding, Inc.           Delaware                          100%

                                      19